Exhibit 10.13
                                                           -------------


                     AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------

     THIS AMENDMENT ("Amendment"), made and entered into this 10th day of November, 1995, by and between LabOne, Inc. ("LabOne") and GREGG R. SADLER ("Officer");

                                WITNESSETH:

     WHEREAS, LabOne and Officer are parties to an Employment Agreement, dated August 19, 1993, as amended December 30, 1994 (the "Agreement"); and

     WHEREAS, the parties desire to further amend the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Clause (iv) of the third sentence of Section 9.1(d) of the Agreement is hereby amended by deleting said clause (iv) as the same now appears in its entirety:

     2. The fourth sentence of Section 9.1(d) of the Agreement is hereby amended by changing the present reference to clause "iv" in said sentence to clause "iii".

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                LABONE, INC.

                                By: /s/ W. Thomas Grant II
                                   --------------------------------
                                   W. Thomas Grant II, President

                                                   COMPANY



                                    /s/ Gregg R. Sadler
                                   --------------------------------
                                   GREGG R. SADLER

                                                   OFFICER





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